Exhibit 10.3

PROMISSORY NOTE

(Operating Loan)

$30,000,000.00	Phoenix Capital Group Holdings, LLC and
Phoenix Operating, LLC
ANB Loan No. 7000080895
Amarillo, Potter County, Texas
July 24, 2023

FOR VALUE RECEIVED, the undersigned PHOENIX CAPITAL GROUP HOLDINGS, LLC, a Delaware limited liability company and PHOENIX OPERATING, LLC, a Delaware limited liability company (each and collectively, the “Borrower”), jointly and severally, promise to pay to the order of AMARILLO NATIONAL BANK, a national banking association (the “Lender”) at its office at Plaza One, Box One, Amarillo, Potter County, Texas 79105, in lawful money of the United States of America, the principal amount of Thirty Million and No/100s Dollars ($30,000,000.00) or so much as may be advanced hereunder from time to time with interest at the rate set forth below. Borrower promises to pay this promissory note (the “Note”) as follows: (a) accrued interest is payable monthly beginning on August 24, 2023 and on the 24th day of each successive month thereafter during the term of this Note; (b) unpaid principal is to revolve and be paid pursuant to the requirements of the Borrowing Base as determined by Lender as set forth in the below-defined Credit Agreement; and (c) all unpaid principal and accrued interest shall be finally due and payable on July 24, 2024. In addition, Borrower promises and agrees to pay the below-defined Commitment Fee.

Borrower may prepay this Note in whole or part at any time.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. Notwithstanding any other provision of this Note, Lender will not charge interest on any un-disbursed loan proceeds.

Amounts advanced under the terms of this Note will bear interest from the date of advancement until paid at a rate per annum, calculated on the basis of a 360-day year, as described above, that on each day will be equal to the lesser of: (a) the Floating Rate; or (b) the Maximum Rate (as such term is defined below) in effect on such date. The term “Floating Rate” as used herein means the rate of interest per annum published in the “Money Rates” section of the Wall Street Journal from time to time and designated as the “Prime Rate”1 (the “Index”) plus 3.0000% per annum; provided, however, in no event will the Floating Rate be less than nine percent (9.0000%) per annum. If such Prime Rate, as so published, is split between two or more different interest rates, then the Prime Rate will be the highest of such rates. The Floating Rate hereunder will be adjusted as of the first day of each change in the Floating Rate. Lender will advise Borrower of the current Floating Rate upon Borrower’s request. The Prime Rate is currently 8.2500% per annum;2 therefore, the Floating Rate hereunder initially will be 11.2500% per annum. Borrower understands that the Index is not necessarily the lowest rate charged by Lender on its loans. NOTICE: Under no circumstances will the interest rate on this Note be more than the Maximum Rate (defined below).

Notwithstanding anything to the contrary set forth in this Note or in the Loan Documents, upon the occurrence of any “Event of Default” (as defined below) that is not cured within any applicable cure period provided herein, in the Credit Agreement, or in any of the Loan Documents, and as of the date of expiration of any such cure period, the rate of interest applicable under this Note as set forth above Fixed Rate will increase, at Lender’s option, and be calculated to be a rate equal to the lesser of 12.0000% per annum or the Maximum Rate

[1]

In the event the Wall Street Journal ceases to publish the Prime Rate, then Lender may designate a similar substitute commercial Index (as selected by Lender in its sole and absolute discretion) and modify the spread above or below the newly designated Index to equate to the interest rate in effect pursuant to this Note, immediately prior to such newly designated interest rate taking effect, and such spread shall remain in effect over and above the newly designated Index throughout the life of this Note. Lender will notify Borrower of any change in the Index and the applicable spread upon any such modification.

[2]

The quoted Prime Rate is as of July 15, 2023. In the event the Prime Rate increases or decreases on the date of the initial advance hereunder, then initial floating rate under this Note will be adjusted accordingly.

PROMISSORY NOTE (OPERATING LOAN)

(such lesser rate, the “Default Rate”) (computed on the basis of a 360-day year, actual days elapsed, unless such calculation would result in a usurious rate, in which case interest shall be computed on the basis of a 365/366-day year, as the case may be). The Default Rate will continue until the Event of Default is cured to Lender’s satisfaction and such rate will apply against all unpaid principal and, to the extent permitted by Law, against all unpaid interest accrued at the time of imposition of such increased rate. As provided by 28 USC 1961, the Default Rate applies both before and after any judgment or arbitration decision, until either the Event of Default is deemed not to have occurred or to have been cured, or Lender receives full payment in cash, whichever is earlier. In no event, however, will the Default Rate exceed the Maximum Rate.

Late Charge. If any installment becomes overdue for more than ten (10) days, at Lender’s option a late payment charge of five percent (5%) of the delinquent installment may be charged. This late payment charge, if any, is in addition to any applicable Default Rate.

Advances are available under this Note as and to the extent set forth herein and in the Credit Agreement and all advances hereunder as well as directions for payment from Borrower’s account may be requested orally or in writing by Borrower or by any person authorized by Borrower in a manner that is satisfactory to Lender. Lender may, but need not, require that all oral requests be confirmed in writing and Lender may require, at its sole option, at any time, that all requests for advances be made in writing in such form as required by Lender. Any request for borrowing under this Note shall in any event specify the borrowing date, the borrowing and the aggregate amount of the borrowing, and as approved by Lender, be to finance Borrower’s working capital expenses and general corporate matters. The following persons are authorized to request advances under this Note until Lender receives from Borrower at Lender’s address shown above written notice of revocation of their authority: Borrower’s Chief Executive Officer, President, or Chief Financial Officer. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of a person authorized by Borrower, in a manner and form that is acceptable to Lender, or (b) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer printouts. Lender agrees, subject to all terms and conditions contained herein, in the Credit Agreement, and in any of the other Loan Documents, to lend to Borrower from time to time during the term of this Note amounts not to exceed $30,000,000.00 outstanding at a time, subject to any limitation imposed by this Note or any of the other Loan Documents. Notwithstanding anything to the contrary herein contained or contained in the Credit Agreement or any of the other Loan Documents, Lender will have no obligation to advance funds under this Note during the existence of any uncured “Event of Default” or “Borrowing Base Deficiency” as defined in the Credit Agreement. Borrower as and to the extent set forth in the Credit Agreement will submit to Lender the required Reserve Reports from which Lender will determine the Borrowing Base. The Borrowing Base will be utilized by Lender to determine whether any principal payment is required hereunder and to determine whether funds are available for advance under this Note. All capitalized terms used in this Note without definition have the respective meanings provided in the Credit Agreement.

Borrower and others have entered into certain other promissory notes and loan agreements, security agreements, mortgages, guarantees, and other documents and instruments intended to evidence or to secure payment of indebtedness from Borrower to Lender, including without any limitation, the July 24, 2023 Commercial Credit Agreement entered into by and among Borrower and Lender (the “Credit Agreement”) (collectively, the “Loan Documents”). Reference is made to the Loan Documents for a statement of certain rights and remedies granted to Lender by Borrower and a statement of certain circumstances, described without limitation, under which the parties understand that Lender may demand, or be deemed to have demanded, payment of the indebtedness evidenced hereby (the Mortgages and any other Loan Document that grants a lien, security interest, or encumbrance to secure payment of this Note or of Borrower’s other debts and obligations to Lender are referred to collectively as the “Collateral Documents”). The payment of this Note is be secured by all of the liens, security interests, and encumbrances granted or otherwise created under the Collateral Documents.

If any Event of Default has occurred and remains uncured hereunder, Lender may, at any time, declare the entire unpaid interest and principal of this Note immediately due and payable and the same shall thereupon be immediately due and payable. The Borrower, and each surety, endorser, and any guarantor hereof severally expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, notice of acceleration of maturity, protest, and notice of protest. The Borrower further agrees if this Note is placed for collection (whether through negotiations, legal proceedings, restructuring, bankruptcy or otherwise), to pay reasonable attorneys’ fees and expenses and all other expenses as permitted by the Loan Documents.

PROMISSORY NOTE (OPERATING LOAN)

Lender, its successors and assigns, may assign to one or more persons or entities all or any portion of its rights and obligations hereunder and under the Credit Agreement and any of the other Loan Documents and may sell participations therein, in each case, without the consent of the Borrower. From and after any such assignment or sale, the assignee or participant in connection therewith shall have all of the rights and obligations of Lender (or the applicable assignor), to the extent of such assignment or participation, as applicable. As a result of any participation, Borrower shall be solely accountable to Lender as the lead participant. All payments shall be made to Lender on behalf of all participants.

It is the intention of the parties to comply strictly with applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, or in any contract, instrument or document evidencing or securing the payment hereof or otherwise relating hereto (each, a “Related Document”), in no event shall this Note or any Related Document require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws that exceed the maximum amount permitted by such laws, as the same may be amended or modified from time to time (the “Maximum Rate”). If any such excess interest is called for, contracted for, charged, taken, reserved or received in connection with this Note or any Related Document, or in any communication by Lender or any other person to borrower or any other person, or in the event that all or part of the principal or interest hereof or thereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved or received on the amount of principal actually outstanding from time to time under this Note shall exceed the Maximum Rate, then in such event it is agreed that: (a) the provisions of this paragraph shall govern and control; (b) neither Borrower nor any other person or entity now or hereafter liable for the payment of this Note or any Related Document shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate; (c) any such excess interest which is or has been received by Lender, notwithstanding this paragraph, shall be credited against the then unpaid principal balance hereof or thereof, or if this Note or any Related Document has been or would be paid in full by such credit, refunded to Borrower; and (d) the provisions of this Note and each Related Document, and any other communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the Maximum Rate. The right to accelerate the maturity of this Note or any Related Document does not include the right to accelerate, collect or charge unearned interest, but only such interest that has otherwise accrued as of the date of acceleration. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received in connection with this Note and any Related Document which are made for the purpose of determining whether such rate exceeds the Maximum Rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or such Related Document, including all prior and subsequent renewals and extensions hereof or thereof, all interest at any time contracted for, charged, taken, reserved or received by Lender. The terms of this paragraph shall be deemed to be incorporated into each Related Document.

To the extent that either Chapter 303 or 306, or both, of the Texas Finance Code apply in determining the Maximum Rate, Lender hereby elects to determine the applicable rate ceiling by using the weekly ceiling from time to time in effect, subject to Lender’s right subsequently to change such method in accordance with applicable law, as the same may be amended or modified from time to time.

Upon and after the occurrence of an Event of Default under this Note, which shall mean as such term is defined in the Credit Agreement—Borrower hereby authorizes Lender at any time and from time to time, without notice, which is hereby expressly waived by Borrower, and whether or not Lender shall have declared this Note to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower’s obligations and liabilities under this Note (whether matured or un-matured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Lender to Borrower (whether payable in U.S. Dollars or any other currency, whether matured or un-matured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Lender, in its sole discretion, may elect. Borrower hereby grants to Lender a security interest in and against all deposits and accounts maintained with Lender and with any other financial institution to secure the payment of all obligations and liabilities of Borrower to Lender under this Note.

Borrower represents and warrants that all loans evidenced by this Note are for a business, commercial, investment, agricultural or other similar purpose and not primarily for a personal, family or household use.

PROMISSORY NOTE (OPERATING LOAN)

In no event shall the provisions of Chapter 346 of the Texas Finance Code be applicable to the loan evidenced hereby.

Commitment Fee. Contemporaneously with Lender’s initial advance hereunder, and as a condition of any future advance hereunder, Borrower will pay to Lender a commitment fee of $300,000.00 (the “Commitment Fee”). The Commitment Fee is being paid in consideration for the reasonable costs incurred by Lender in extending, closing, disbursing, and servicing the Note and to obtain the option to obtain advances hereunder to refinance Borrower’s existing indebtedness as set forth in the Credit Agreement. The Commitment Fee does not represent the payment of interest by Borrower, and Borrower’s payment of the Commitment Fee is not being paid to obtain for Borrower to obtain a lower rate of interest on the Note.

This Note evidences a revolving line of credit, that is, when amounts are borrowed they may be repaid and subject to the terms and conditions of this Note, the Borrowing Base, the Credit Agreement, and other Loan Documents, may be re-borrowed. All advances under this Note are subject to the terms and conditions of the Credit Agreement, the Borrowing Base, and the other Loan Documents.

This Note shall be governed by and construed in accordance with the laws of the State of Texas. Venue for any suit, action, or proceeding arising from this Note shall be in a court of competent jurisdiction located in Potter County, Texas.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AND LENDER BY ACCEPTING THIS NOTE, HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE, THE CREDIT AGREEMENT, AND ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

THIS PROMISSORY NOTE AND ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT ANY UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(Borrower’s signature page appears on following page)

PROMISSORY NOTE (OPERATING LOAN)

Borrower’s Signature Page

This Note is executed to be effective as of the date and year first above written.

BORROWER:		PHOENIX CAPITAL GROUP HOLDINGS,
LLC, a Delaware limited liability company

	By:	/s/ Lindsey Wilson
Lindsey Wilson, Manager

Address for Notice:
18575 Jamboree Road, Suite 830,
Irvine CA 92612
Attn: Curtis Allen

PHOENIX OPERATING, LLC, a Delaware
limited liability company

	By:	/s/ Lindsey Wilson
Lindsey Wilson, Manager

Address for Notice:
18575 Jamboree Road, Suite 830,
Irvine CA 92612
Attn: Curtis Allen

PROMISSORY NOTE (OPERATING LOAN)